Exhibit 99.1

Questions and Answers Related to lastminute.com
Historical and Pro Forma Financial Statements

Why are you furnishing this Form 8-K?

This report has been furnished in conjunction with the Form 8-K/A filed on October 5th, 2005, to provide clarity and further explanation for the lastminute.com historical financial information and pro forma combined Sabre Holdings and lastminute.com financial information.

What is the purpose for the Form 8-K/A that Sabre Holdings filed on October 5th, 2005?

The primary purpose of the Form 8-K/A filed on October 5th, 2005 is to amend the closing announcement on Form 8-K filed on July 20th, 2005 by providing updated historical lastminute.com financial statements and including pro forma combined Sabre Holdings and lastminute.com financial statements.

What historical financial statements for lastminute.com have been included in the Form 8-K/A?

The following historical statements for lastminute.com are included in the Form 8-K/A:

1.               The audited financial consolidated statements of lastminute.com plc for the fiscal year ended September 30, 2004 (Exhibit 99.1 of Form 8-K/A)

2.               The unaudited financial consolidated statements of lastminute.com plc for the nine months ended June 30, 2005 and 2004 (Exhibit 99.2 of Form 8-K/A)

Have the historical financial statements in the Form 8-K/A been adjusted since lastminute.com was acquired by Sabre Holdings?

Yes.  lastminute.com’s historical financial statements for the nine months ended June 30th, 2005 have been adjusted for anticipated one-time items totaling $47 million (£25 million), which are considered to be liabilities that existed prior to closing the acquisition.  These non-recurring adjustments include costs incurred and expensed associated with the acquisition, an amount accrued for a dispute with a vendor and other items.  These adjustments were reflected in the lastminute.com base 2005 financial results before any pro forma adjustments were made.

What pro forma financial statements have been included in the Form 8-K/A?

The pro forma combined Sabre Holdings and lastminute.com financial statements (Exhibit 99.3 of the Form 8-K/A) are as follows:

1.               Unaudited Pro Forma Condensed Combined Balance Sheet of Sabre Holdings Corporation as of June 30, 2005

2.               Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the year ended December 31, 2004

3.               Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the six months ended June 30, 2005

What pro forma adjustments have been made to the lastminute.com results?

Detailed explanations and assumptions for each adjustment can be found in footnotes 1, 2 and 3 of Exhibit 99.3 of the
Form 8-K/A.  The pro forma adjustment categories include the following:

1.               Converted lastminute.com results from fiscal year end of September to a calendar year end.

2.               Reconciliation between generally accepted accounting principles (GAAP) in the United Kingdom and the United States.

3.               Adjustments made to record the acquisition of lastminute.com and certain other adjustments including conforming the accounting policies of lastminute.com to Sabre Holdings’ accounting policies.

4.               The lastminute.com balance sheet and statement of operations have been converted using the appropriate exchange rate corresponding to the periods ended 12/31/04 and 6/30/05.

If the acquisition closed on July 20th, 2005, why are the financial statements in Form 8-K/A shown through June 30th, 2005?

The SEC requires the historical and pro forma statements for material acquisitions to be reported as of the last publicly reported period of the acquiring company.  Sabre Holdings’ last publicly reported period for the lastminute.com acquisition was the second quarter, ended June 30, 2005.

When and where will the financial results for lastminute.com for the period of July 1st , 2005 through July 19th, 2005 be reported?

lastminute.com’s July 1st through July 19th, 2005 financial results will be reported as part of the pro forma financial statements that will be included in Sabre Holdings’ Form 10-Q for the third quarter 2005.  lastminute.com financial results for the period July 20th through September 30th will be included in Sabre Holdings’ third quarter 2005 results.

What was the Adjusted lastminute.com EBITDA for the nine months ended June 30, 2005 under UK GAAP?

Adjusted lastminute.com EBITDA for the nine months ended June 30, 2005 under UK GAAP was approximately £9 million, excluding non-recurring costs related to the lastminute.com sale, an amount accrued due to a dispute with a vendor and other items, totaling £25 million.

lastminute.com per UK GAAP
£ millions

Adjusted lastminute.com EBITDA Reconciliation	9 Months Ended June 30, 2005
Group Operating Loss	(81.3)
Add: Depreciation	16.1
Add: Amortization	48.7
Add: Exceptional Items	25.3
Adjusted lastminute.com EBITDA	£8.8

What was the Adjusted lastminute.com EBITDA for the six months ended June 30, 2005 under US GAAP?

Adjusted lastminute.com EBITDA for the six months ended June 30, 2005 under US GAAP was approximately $5 million, excluding non-recurring costs related to the lastminute.com sale, an amount accrued due to a dispute with a vendor and other items, totaling $47 million.

lastminute.com per US GAAP
$ millions

Adjusted lastminute.com EBITDA Reconciliation	6 Months Ended June 30, 2005
Operating income (loss)	(88.3)
Add: Depreciation	21.6
Add: Amortization	24.5
Add: Exceptional Items	47.2
Adjusted lastminute.com EBITDA	$5.0